SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2019

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226‑6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cigna Corporation (“Cigna” or the “Company”) held its Annual Meeting of Shareholders on April 24, 2019 (the “Annual Meeting”).  Of the 379,672,315 shares outstanding and entitled to vote, 344,210,252 shares, or 91%, were represented in person or by proxy at the Annual Meeting.  The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below.  Each proposal is described in more detail in the 2019 Proxy Statement.

Proposal 1:  Shareholders elected the thirteen director nominees named in the 2019 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders, based on the following votes:
Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	318,627,315	1,537,724	912,609	23,132,604
William J. DeLaney	319,016,703	1,119,532	941,413	23,132,604
Eric J. Foss	318,517,679	1,619,941	940,028	23,132,604
Elder Granger, MD, MG, USA	318,781,713	1,131,555	1,164,380	23,132,604
Isaiah Harris, Jr.	315,686,399	4,449,303	941,946	23,132,604
Roman Martinez IV	310,937,506	9,203,261	936,881	23,132,604
Kathleen M. Mazzarella	319,563,508	391,718	1,122,422	23,132,604
Mark B. McClellan, MD, PhD	319,006,318	1,138,397	932,933	23,132,604
John M. Partridge	316,908,576	3,219,963	949,109	23,132,604
William L. Roper, MD, MPH	319,629,753	518,742	929,153	23,132,604
Eric C. Wiseman	313,325,186	6,813,225	939,237	23,132,604
Donna F. Zarcone	309,600,554	10,575,990	901,104	23,132,604
William D. Zollars	308,138,122	11,990,029	949,497	23,132,604

In addition, shareholders voted on the following proposals and cast their votes as described below:

Proposal 2:  Advisory approval of executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
297,576,099	22,361,912	1,139,637	23,132,604

Proposal 3:  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.

Votes For	Votes Against	Abstentions
333,215,490	10,058,575	936,187

Proposal 4:  Non-binding shareholder proposal regarding the right to act by written consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
203,936,877	115,899,414	1,241,357	23,132,604

Proposal 6:  Non-binding shareholder proposal regarding gender pay gap reporting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,538,356	203,251,671	5,287,621	23,132,604

As previously reported by the Company, the shareholder proposal seeking a cyber risk report (Proposal 5) was withdrawn by its proponent and therefore was not presented, nor was any vote taken with respect to it, at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: April 29, 2019	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President
and General Counsel